SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
                                  JULY 31, 2006




                      BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                                  (the "Fund")

                                  ------------

          The following information supplements and supersedes any information to the contrary contained in the Fund's Prospectus and Statement of Additional
Information:

          On December 4, 2006, The Bank of New York Company, Inc. ("BNYCo") announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation ("Mellon"). The new company will be called The Bank of New York Mellon Corporation. BNYCo is the parent company of The Bank of New York, which serves as the administrator to the Fund and, through its BNY Investment Advisors division, serves as the investment adviser of the Fund. Additionally, BNYCo is the parent company of Ivy Asset Management Corporation, which provides day-to-day investment management services to the Fund. The transaction is subject to certain regulatory approvals and the approval of shareholders of BNYCo and Mellon, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, it is expected the transaction will be completed in the third quarter of 2007.

          Effective January 1, 2007, the chair of the Fund's Board of Managers and the chair of the Audit Committee each receive an annual retainer of $3,000, in addition to the annual retainer of $10,000 each receives as a member of the Board of Managers.




          The date of this Supplement is March 1, 2007.